WE HEREBY CONSENT TO THE USE OF THE JUNE 30, 2014 FINANCIAL STATEMENTS OF THE COMPANY

FOR WHICH WE AUDITED AND SUBSEQUENTLY ISSUED OUR REPORT AS WELL AS THE USE OF OUR

NAME AS EXPERTS IN THE FORM S-3 REGISTRATION STATEMENT OF PLANDAI BIOTECHNOLOGY, INC.

/S/ TERRRY L JOHNSON

TERRY L JOHNSON

1